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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements (File Numbers: 333-48812 and 333-54618).

                                          /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 30, 2001